                                                             EXHIBIT 10.45(a)

                            AMENDMENT NO. 1 TO THE
                      SENIOR SUBORDINATED CREDIT AGREEMENT
          AMONG PHYSICIAN HEALTH CORPORATION, PHC HOLDING CORPORATION,
                         THE LENDERS PARTY THERETO, AND
                     PARIBAS CAPITAL FUNDING LLC, as AGENT

     AMENDMENT NO. 1 (the "Amendment"), dated as of December 11, 1997, by and among Physician Health Corporation, a Delaware corporation ("Holdings"), PHC Holding Corporation, a Georgia corporation and wholly owned subsidiary of Holdings (the "Borrower"), the financial institutions party to the Credit Agreement (the "Lenders"), and Paribas Capital Funding LLC, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Holdings, the Borrower, the Lenders, and the Administrative Agent are party to a Senior Subordinated Credit Agreement, dated as of October 27, 1997 (the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings provided therein; and

     WHEREAS, the Borrower has requested, among other things, that the Credit Agreement be amended to permit the Borrower to increase the amount available to it under the Senior Credit Agreement from $45,000,000 to $62,500,000; and

     WHEREAS, the Lenders have agreed with the Borrower to so amend the Credit Agreement upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1.  Amendments to the Credit Agreement.  Upon the satisfaction of
                 ----------------------------------
the conditions in Section 3 of this Amendment relating to the effectiveness of this Section 1, the Credit Agreement is hereby amended as follows:

     (a) The definition of "Senior Debt" in Section 8 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

     "Senior Debt" shall mean (a) all payment obligations now or hereafter incurred pursuant to and in accordance with the terms of the Senior Credit Agreement (including without limitation all principal, interest, (including, without limitation, any post-petition interest on such obligations at the rate set forth in Senior Credit Agreement, accruing whether or not granted or permitted in connection with an event of the type referred to in Section 7.05 hereof) and Interest Rate Protection or other Hedging Agreements as defined in the Senior Credit Agreement), premium, penalties, fees, expenses, indemnification, reimbursements, damages and other liabilities payable under the Senior Credit Agreement; provided, that in no event shall the principal amount of Senior Debt (exclusive of interest rate protection obligations) exceed the sum of (i) $52,500,000 (as such amount is reduced by repayments of term loans to the extent that such repayments may not be reborrowed), (ii) an amount equal to the revolving loans and commitments therefor outstanding under the Senior Credit Agreement from time to time to the extent they do not exceed $10,000,000, reduced by reductions of revolving commitments to the extent such reductions are permanent and (b) Additional Senior Credit Indebtedness. Senior Debt outstanding under the Senior Credit Agreement shall continue to constitute Senior Debt for all purposes hereof, notwithstanding that such Senior Debt or any claim in respect thereof may be disallowed, avoided or subordinated pursuant to any insolvency law, the Bankruptcy Code or any similar federal or state law for the relief of debtors or other applicable insolvency law or equitable principles as a claim for unmatured interest.

     SECTION 2.  Representations and Warranties.  The Borrower hereby represents
                 ------------------------------
and warrants that (a) the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action on the part of the Borrower and Holdings and this Amendment constitutes a legal, valid and binding obligation of the Borrower and Holdings, enforceable against each in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law and (b) except as set forth on Schedule 2(b) hereto, the representations and warranties of the Borrower contained in Section 4 of the Credit Agreement and of each Loan Party in the other Loan Documents to which it is a party are true and correct as of the date hereof both before and after giving effect to this Amendment as though made on such date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were correct on and as of such earlier date.

     SECTION 3.  Condition to Effectiveness.  The amendments in Section 1 hereof
                 --------------------------
shall become effective on the date (the "Effective Date") when counterparts hereof shall have been executed by the Required Lenders, the Administrative Agent, Holdings and the Borrower and acknowledged by each of the Guarantors.

     SECTION 4.  Effect on the Credit Agreement.  Except as amended hereby, the
                 ------------------------------
Credit Agreement and the other Loan Documents shall remain in full force and effect.

     SECTION 5.  Counterparts.  This Amendment may be executed in any number of
                 ------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together constitute one and the same agreement.

     SECTION 6.  Governing Law.  This Amendment shall be governed by and
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construed and enforced in accordance with the law of the State of New York.

     SECTION 7.  Headings.  Section headings in this Amendment are included
                 --------
herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.

     SECTION 8.  References.  References herein and in the Loan Documents to the
                 ----------
Credit Agreement are to the Credit Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        PHYSICIAN HEALTH CORPORATION


                                        By:/s/ Sarah C. Garvin
                                           ---------------------------
                                          Title:


                                        PHC HOLDING CORPORATION


                                        By:/s/ Sarah C. Garvin
                                           ---------------------------
                                          Title:

                                        PARIBAS CAPITAL FUNDING LLC
                                         as Administrative Agent


                                        By:/s/ Joseph A. Kaufman
                                           ---------------------------
                                          Title:

     Each of the undersigned consents to the foregoing Amendment and hereby confirms that its respective Guaranty shall continue to guaranty the Obligations of the Borrower pursuant to the Credit Agreement, as amended hereby.

                                        GUARANTORS
                                        -----------


4401 S. Orange Avenue, #102             PHC CENTRAL FLORIDA, INC.,
Orlando, FL 32806                        as a Guarantor
Telephone No.: (407) 438-9511
Facsimile No.: (407) 438-9595
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC PHYSICIAN NETWORKS, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC ANCILLARY SERVICES, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC PALM BEACH, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 EYE CARE SERVICES OF MISSOURI, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC-ORLANDO ACQUISITION SUBSIDIARY I,
Atlanta, GA  30328                      INC.,
Telephone No.: (770) 673-1974            as a Guarantor
Facsimile No.: (770) 673-1970

                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC-ST. LOUIS ACQUISITION SUBSIDIARY
Atlanta, GA  30328                      I, INC.,
Telephone No.: (770) 673-1974            as a Guarantor
Facsimile No.: (770) 673-1970

                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC-ACQUISITION SUBSIDIARY II, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

800 East 5th Street, #115               TRI-COUNTY EYE CENTER, INC.,
Washington, MO 63090                     as a Guarantor
Telephone No.: (314) 239-1650
Facsimile No.: (314) 239-9005
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PRIMARY CARE SPECIALIST, OF GEORGIA,
Atlanta, GA  30328                      INC.,
Telephone No.: (770) 673-1974            as a Guarantor
Facsimile No.: (770) 673-1970

                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC ORLANDO ACQUISITION SUBSIDIARY II,
Atlanta, GA  30328                      INC.,
Telephone No.: (770) 673-1974            as a Guarantor
Facsimile No.: (770) 673-1970

                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC-MIDWEST, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

127000 Southfork Road, Suite 255        JOHN W. DAAKE, INC.,
St. Louis, MO  63128                     as a Guarantor
Telephone:  (314) 842-2226
Facsimile:  (314) 842-7977
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 DENTOFACIAL CARE CENTER, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC TENNESSEE ACQUISITION SUBSIDIARY
Atlanta, GA  30328                      I, INC.,
Telephone No.: (770) 673-1974            as a Guarantor
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PRIMARY CARE SPECIALISTS OF CENTRAL
Atlanta, GA  30328                      FLORIDA, INC.,
Telephone No.: (770) 673-1974            as a Guarantor
Facsimile No.: (770) 673-1970

                                         By: /s/ Sarah C. Garvin
                                            ----------------------------
                                           Title:

990 Hammond Drive, #300                 PHC PHYSICIAN NETWORK OF GEORGIA,
Atlanta, GA  30328                      INC.,
Telephone No.: (770) 673-1974            as a Guarantor
Facsimile No.: (770) 673-1970

                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC OHIO, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

760 Kentucky                            PHC - WEST PLAINS, INC. D/B/A REAM
West Plains, MO  63017                  OPTOMETRY, LTD.,
Telephone No.: (417) 256-6171            as a Guarantor
Facsimile No.: (417) 451-0940

                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

232 S. Woods Mill Road, #56             INTERNACARE, INC.,
Chesterfield, MO  63017                  as a Guarantor
Telephone No.: (314) 542-0371
Facsimile No.: (314) 542-0943
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC - REGIONAL ONCOLOGY CARE, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC - SOUTHEAST, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC - ARIZONA, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

1106 North Beeline                      PFCA MANAGEMENT, INC.,
Payson, AZ  85541                        as a Guarantor
Telephone No.: (520) 474-9188
Facsimile No.: (520) 474-8947
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 ALOF, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 RAK, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 RATL, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 DTD, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 SCD, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHK, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC ORLANDO II, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC LOUISVILLE, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

101 S. Hanley, #1600                    PHYSICIAN MANAGEMENT SERVICES OF
St. Louis, MO  63105                    MISSOURI, INC.,
Telephone No.:  (314) 862-1200           as a Guarantor
Facsimile No.:  (314) 569-1260

                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC ORLANDO III, INC.,
Atlanta, GA  30328                       as a Guarantor
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 PHC PHYSICIAN NETWORK OF
Atlanta, GA  30328                      ORLANDO, INC.,
Telephone No.: (770) 673-1974            as a Guarantor
Facsimile No.: (770) 673-1970
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title:

990 Hammond Drive, #300                 G.H. KUSAR EYE CARE SERVICES,
Atlanta, GA  30328                      INC.,
Telephone No.: (770) 673-1974
Facsimile No.: (770) 673-1970

906 W. Randol Mill Road                 MHOA TEXAS I, L.L.C.,
Arlington, TX 76012                      as a Guarantor
Telephone No.: (817) 261-4906
Facsimile No.: (817) 261-5837
                                        By: /s/ Sarah C. Garvin
                                           ----------------------------
                                          Title: